SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   March 19, 1997
                                                          ----------------

                            H. F. Ahmanson & Company
                           --------------------------
               (Exact name of registrant as specified in charter)

           Delaware                   1-8930                 95-0479700
          ----------                 --------               ------------
 (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)               Number)            Identification No.)

       4900 Rivergrade Road, Irwindale, California                 91706
      ---------------------------------------------               -------
        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code  (818) 960-6311
                                                          ----------------

                                   Not applicable
                                  ----------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

            The Company contemplates additional uses of proceeds from the sales of its Medium Term Notes, Series A. The net proceeds from the sale of the Company's medium term notes may be used to make a capital contribution to Home Savings, to finance future acquisitions, to purchase shares of the common stock of Great Western Financial Corporation and/or for general corporate purposes. (The Company's merger proposal with respect to Great Western Financial Corporation is filed on the Registration Statement on Form S-4 (No. 333-21919).)

            The Medium Term Notes were previously registered by the Company on a Registration Statement on Form S-3 (Registration No. 33-57395).

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 19, 1997

                                       H. F. AHMANSON & COMPANY


                                             /s/ Tim S. Glassett
                                       -----------------------------------
                                       By:   Tim S. Glassett
                                             First Vice President and
                                                Assistant General Counsel